SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction     (Commission             (IRS Employer
of incorporation)               File Number)         Identification Number)
Vermont                           001-15985                03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667                            (Zip Code)
Morrisville, VT                                      05661-0667

Registrant's telephone number, including area code:  (802) 888-6600

        (Former name or former address, if changed since last report)
                               Not applicable

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02: Results of Operations and Financial Condition

      As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On April 27, 2005, Union Bankshares, Inc. mailed its First Quarter unaudited report to shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for our first quarter ended, March 31, 2005 and the declaration of a regular quarterly dividend. Subsequent to printing the report, an error was found in the calculation of the March 31, 2005 Book Value per share. An "Important Notice to Shareholders" was inserted into the mailing and is furnished with this Form 8-K as Exhibit 99.2.

Item 9.01: Financial Statements and Exhibits

The following Exhibits, referred to in Item 2.02 of the Report are furnished, not filed; herewith:

      c)    Exhibits:
            99.1 Union Bankshares, Inc. First Quarter Report to shareholders mailed April 27, 2005
            99.2  Important Notice to Shareholders mailed April 27, 2005.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Union Bankshares, Inc.


April 27, 2005                         /s/ Marsha A. Mongeon

                                       ______________________________
                                       Marsha A. Mongeon, Chief Financial
                                       Officer


April 27, 2005                         /s/ Kenneth D. Gibbons

                                       ______________________________
                                       Kenneth D. Gibbons, President/Chief
                                       Executive Officer


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                                EXHIBIT INDEX

      99.1 Union Bankshares, Inc., First Quarter Report to shareholders mailed April 27, 2005.

      99.2  Important Notice to Shareholders mailed April 27, 2005.

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